SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):   November 14, 2002

ORCHID BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US ROUTE ONE, PRINCETON, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (609) 750-2200

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure

In connection with the Quarterly Report on Form 10-Q of Orchid BioSciences, Inc. (the “Company”) for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby furnishes the written statement of the Company’s principal executive officer and principal financial officer required by Section 906 of the Sarbanes-Oxley Act of 2002. On November 14, 2002, Dale R. Pfost, President and Chief Executive Officer of the Company, and Andrew P. Savadelis, Senior Vice President and Chief Financial Officer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC.
(Registrant)

Date: November 14, 2002	By:	/s/Andrew P. Savadelis
Andrew P. Savadelis
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.